       EQUIPMENT SCHEDULE 1A dated as of December 22, 1993 (the "Equipment
                         Schedule") is hereby renewed as
          RENEWAL EQUIPMENT SCHEDULE NO. 1ARN1 (the "Renewal Equipment
                     Schedule") DATED AS OF JANUARY 1, 1999
            TO EQUIPMENT LEASE AGREEMENT NO. (the "Equipment Lease")
                          DATED AS OF DECEMBER 22, 1993

LESSOR                                               LESSEE

Investors Asset Holding Corporation,                 Montgomery Ward & Co., Inc.
not in its individual capacity but solely as         One Montgomery Ward Plaza
Trustee of the AFG/M-Ward 1994-1 Trust               Chicago, IL 60671
c/o Equis Financial Group Limited Partnership
88 Broad Street
Boston, MA 02110

1. LEASE TERM. PAYMENT DATES.

This Renewal Equipment Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Equipment Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Equipment Lease.

2. BASIC RENT. TAX INDEMNIFICATION. CASUALTY VALUE.

Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

The Casualty Value for the Equipment during the Renewal Lease Term or any extension thereof shall be thirty five percent of the original equipment cost for each item of Equipment.

3. FIXED PRICE PURCHASE.

Upon the expiration of the Renewal Lease Term, and provided that no Event of Default has occurred and is continuing, upon 60 days prior written notice to Lessor, Lessee has the option to purchase all, but not less than all, of the Equipment subject to this Lease, in immediately available funds of $18,450.00, plus all applicable taxes. If Lessee fails to

                      RENEWAL EQUIPMENT SCHEDULE NO. 1ARN1
                                    PAGE TWO

provide 60 days prior written notice, the Renewal Lease Term may, at Lessor's option be extended until 60 days from the date Lessor receives written notice of Lessee's decision to purchase the Equipment. Upon receipt of the Purchase Price from Lessee, Lessor shall deliver to Lessee a Bill of Sale transferring good and marketable title to the Equipment, free and clear of all liens and encumbrances placed thereon by Lessor or anyone claiming by through or under Lessor and not resulting from any default, act or omission of Lessee. Except as set forth in the preceding sentence, the sale of the Equipment shall be made "as-is" and "where-is" without recourse or warranty of any kind.

4. SPECIAL CONDITIONS.

In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in the Equipment Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Equipment Lease and in compliance with the following conditions:

      a. Notwithstanding anything to the contrary in the Equipment Schedule, all of the terms of the Equipment Schedule shall apply to this Renewal Equipment Schedule.

5. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

This Renewal Equipment Schedule, the Equipment Lease and the Equipment Schedule constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Equipment Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Equipment Lease. To the extent any of the terms and conditions set forth in this Renewal Equipment Schedule conflict with or are inconsistent with the Equipment Lease or the Equipment Schedule, this Renewal Equipment Schedule shall govern and control. No amendment, modification or waiver of

                      RENEWAL EQUIPMENT SCHEDULE NO. 1ARN1
                                   PAGE THREE

this Renewal Equipment Schedule, the Equipment Lease or the Equipment Schedule will be effective unless evidenced in writing signed by the party to be charged. This Renewal Equipment Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Equipment Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

Lessor                                        Lessee
Investors Asset Holding Corporation,          Montgomery Ward & Co., Inc.
Not in its individual capacity but solely as Trustee of the AFG/M-Ward 1994-1 Trust


By: /s/ Gail D. Ofgant                        By: /s/ Douglas V. Gathany
    --------------------------                    -----------------------------
                                                     DOUGLAS V. GATHANY
Title: Sr. Vice President                     Title: VICE PRESIDENT-TREASURER
       -----------------------                       --------------------------

COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01               EQUIS FINANCIAL GROUP          12/31/98  9:21:52 PAGE 1

                     Schedule A -- Rental Schedule Economics

LESSEE:         MONTGOMERY WARD & CO., INC.

LESSOR:          EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                           1ARN1

LEASE TERM (months):                                    24

PRIMARY START DATE:                              1/01/1999

LEASE EXPIRATION DATE:                          12/31/2000

PAYMENT FREQUENCY:                                 MONTHLY

ADVANCE/ARREARS:                                   ADVANCE

LEASE RATE:                                     .011335246

PER DIEM LEASE RATE:                            .000377842

PERIODIC RENT:                                  $16,725.00

NUMBER OF PAYMENTS:                                     24

TOTAL INTERIM RENT:                                   $.00

PAYMENT COMMENCEMENT DATE:                       1/01/1999

TOTAL EQUIPMENT COST:                        $1,475,486.23

DOCUMENTATION FEE:                                     -0-
                                             -------------


DVG     LESSEE INITIALS
-----


GDO     LESSOR INITIALS
-----

                        Schedule B Equipment Description

                      Renewal Equipment Schedule No. 1ARN1

                               LOCATION                        SITE/CITY   STATE    ZIP     LOC#     INV#      DATE      UNIT COST
------------------------------------------------------------------------------------------------------------------------------------
 1  Milestone Payment #1       844 North Larrabee              Chicago      IL     60671     970    P00079   01/25/93   $237,913.00
------------------------------------------------------------------------------------------------------------------------------------
 2  Milestone Payment #2       844 North Larrabee              Chicago      IL     60671     970    PE12164  08/10/93   $356,869.50
------------------------------------------------------------------------------------------------------------------------------------
 3  **Milestone Payment #3     844 North Larrabee              Chicago      IL     60671     970    PE13381  10/28/93   $356,869.50
------------------------------------------------------------------------------------------------------------------------------------
 4  **Milestone Payment #4     844 North Larrabee              Chicago      IL     60671     970    PE13879  12/08/93   $118,956.50
------------------------------------------------------------------------------------------------------------------------------------
 5  **Milestone Payment #5     844 North Larrabee              Chicago      IL     60671     970    PE13879  12/08/93   $118,956.50
------------------------------------------------------------------------------------------------------------------------------------
 1  General Data Comm          844 North Larrabee              Chicago      IL     60671   A2-1313  312281   03/26/93    $56,638.00
------------------------------------------------------------------------------------------------------------------------------------
 2  General Data Comm          844 North Larrabee              Chicago      IL     60671   A2-1313  312879   03/31/93       $161.08
------------------------------------------------------------------------------------------------------------------------------------
 3  General Data Comm          844 North Larrabee              Chicago      IL     60671   A2-1313  313230   04/02/93     $5,471.25
------------------------------------------------------------------------------------------------------------------------------------
 4  General Data Comm          844 North Larrabee              Chicago      IL     60671   A2-1313  233790   04/22/93       $760.00
------------------------------------------------------------------------------------------------------------------------------------
 5  General Data Comm          844 North Larrabee              Chicago      IL     60671   A2-1313  314415   04/26/93       $404.36
------------------------------------------------------------------------------------------------------------------------------------
 6  General Data Comm          844 North Larrabee              Chicago      IL     60671   A2-1313  235441   05/27/93     $3,240.00
------------------------------------------------------------------------------------------------------------------------------------
 7  General Data Comm          144 North Larrabee              Chicago      IL     60671   A2-1313  239791   09/10/93       $340.00
------------------------------------------------------------------------------------------------------------------------------------
 8  General Data Comm          Hughes Nework Systems Bldg. A   Germantown   MD     20876   A2-1313  313666   04/13/93     $1,128.19
------------------------------------------------------------------------------------------------------------------------------------
 9  General Data Comm          Hughes Nework Systems Bldg. A   Germantown   MD     20876   A2-1313  312279   03/26/93    $45,491.00
------------------------------------------------------------------------------------------------------------------------------------
10  General Data Comm          11717 Exploration Lane          Germantown   MD     20876   A2-1313  235434   05/27/93     $2,835.00
------------------------------------------------------------------------------------------------------------------------------------
11  General Data Comm          Hughes Nework Systems Bldg. A   Germantown   MD     20876   A2-1313  314416   04/26/93       $203.06
------------------------------------------------------------------------------------------------------------------------------------
12  General Data Comm          711 Edgewood Drive              Wooddale     IL     60191   A2-1313  312280   03/26/93    $40,833.00
------------------------------------------------------------------------------------------------------------------------------------
13  General Data Comm          711 Edgewood Drive              Wooddale     IL     60191   A2-1313  313232   04/26/93     $2,024.25
------------------------------------------------------------------------------------------------------------------------------------
14  General Data Comm          711 Edgewood Drive              Wooddale     IL     60191   A2-1313  313477   04/07/93         $9.50
------------------------------------------------------------------------------------------------------------------------------------
15  General Data Comm          711 Edgewood Drive              Wooddale     IL     60191   A2-1313  315247   05/06/93       $239.99
------------------------------------------------------------------------------------------------------------------------------------
16  Bytex                      844 North Larrabee              Chicago      IL     60671   A2-1313  121863   03/23/93    $96,845.00
------------------------------------------------------------------------------------------------------------------------------------
17  Bytex                      844 North Larrabee              Chicago      IL     60671   A2-1313  121874   03/26/93     $3,575.00
------------------------------------------------------------------------------------------------------------------------------------
18  Cables for Computers       844 North Larrabee              Chicago      IL     60671   A2-1313  000008   04/30/93        $87.76
------------------------------------------------------------------------------------------------------------------------------------
19  Cable Comm Tech            844 North Larrabee              Chicago      IL     60671   A2-1313   25832   04/12/93       $352.00
------------------------------------------------------------------------------------------------------------------------------------
20  Cable Comm Tech            844 North Larrabee              Chicago      IL     60671   A2-1313   25878   04/14/93     $1,373.60
------------------------------------------------------------------------------------------------------------------------------------
21  Cable Comm Tech            844 North Larrabee              Chicago      IL     60671   A2-1313   25891   04/14/93       $131.79
------------------------------------------------------------------------------------------------------------------------------------
22  Cable Comm Tech            844 North Larrabee              Chicago      IL     60671   A2-1313   26107   04/29/93        $71.11
------------------------------------------------------------------------------------------------------------------------------------
23  Cable Comm Tech            Hughes Nework Systems Bldg. A   Germantown   MD     20876   A2-1313   25841   04/12/93       $308.57
------------------------------------------------------------------------------------------------------------------------------------
24  Illinois Switchboard       844 North Larrabee              Chicago      IL     60671   A2-1313   37315   09/08/93     $1,095.00
------------------------------------------------------------------------------------------------------------------------------------
25  **General Data Comm        844 North Larrabee              Chicago      IL     60671   A2-1313  329061   10/28/93       $302.72
------------------------------------------------------------------------------------------------------------------------------------
26  **Hughes Network           844 North Larrabee              Chicago      IL     60671   A2-1313  PE13749  11/24/93    $22,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL:                                                                        $1,475,486.23

       EQUIPMENT SCHEDULE 1B dated as of December 22, 1993 (the "Equipment
                         Schedule") is hereby renewed as
          RENEWAL EQUIPMENT SCHEDULE NO. 1BRN1 (the "Renewal Equipment
                     Schedule") DATED AS OF JANUARY 1, 1999
            TO EQUIPMENT LEASE AGREEMENT NO. (the "Equipment Lease")
                          DATED AS OF DECEMBER 22, 1993

LESSOR                                               LESSEE

Investors Asset Holding Corporation,                 Montgomery Ward & Co., Inc.
not in its individual capacity but solely as         One Montgomery Ward Plaza
Trustee of the AFG/M-Ward 1994-1 Trust               Chicago, IL 60671
c/o Equis Financial Group Limited Partnership
88 Broad Street
Boston, MA 02110

1. LEASE TERM. PAYMENT DATES.

This Renewal Equipment Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Equipment Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Equipment Lease.

2. BASIC RENT. TAX INDEMNIFICATION. CASUALTY VALUE.

Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

The Casualty Value for the Equipment during the Renewal Lease Term or any extension thereof shall be thirty five percent of the original equipment cost for each item of Equipment.

3. FIXED PRICE PURCHASE.

Upon the expiration of the Renewal Lease Term, and provided that no Event of Default has occurred and is continuing, upon 60 days prior written notice to Lessor, Lessee has the option to purchase all, but not less than all, of the Equipment subject to this Lease, in immediately available funds of $37,800.00, plus all applicable taxes. If Lessee fails to

                      RENEWAL EQUIPMENT SCHEDULE NO. 1BRN1
                                    PAGE TWO

provide 60 days prior written notice, the Renewal Lease Term may, at Lessor's option be extended until 60 days from the date Lessor receives written notice of Lessee's decision to purchase the Equipment. Upon receipt of the Purchase Price from Lessee, Lessor shall deliver to Lessee a Bill of Sale transferring good and marketable title to the Equipment, free and clear of all liens and encumbrances placed thereon by Lessor or anyone claiming by through or under Lessor and not resulting from any default, act or omission of Lessee. Except as set forth in the preceding sentence, the sale of the Equipment shall be made "as-is" and "where-is" without recourse or warranty of any kind.

4. SPECIAL CONDITIONS.

In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in the Equipment Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Equipment Lease and in compliance with the following conditions:

      a. Notwithstanding anything to the contrary in the Equipment Schedule, all of the terms of the Equipment Schedule shall apply to this Renewal Equipment Schedule.

5. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

This Renewal Equipment Schedule, the Equipment Lease and the Equipment Schedule constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Equipment Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Equipment Lease. To the extent any of the terms and conditions set forth in this Renewal Equipment Schedule conflict with or are inconsistent with the Equipment Lease or the Equipment Schedule, this Renewal Equipment Schedule shall govern and control. No amendment, modification or waiver of

                      RENEWAL EQUIPMENT SCHEDULE NO. 1BRN1
                                   PAGE THREE

this Renewal Equipment Schedule, the Equipment Lease or the Equipment Schedule will be effective unless evidenced in writing signed by the party to be charged. This Renewal Equipment Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Equipment Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

Lessor                                        Lessee
Investors Asset Holding Corporation,          Montgomery Ward & Co., Inc.
Not in its individual capacity but solely as Trustee of the AFG/M-Ward 1994-1 Trust


By: /s/ Gail D. Ofgant                        By: /s/ Douglas V. Gathany
    --------------------------                    -----------------------------
                                                     DOUGLAS V. GATHANY
Title: Sr. Vice President                     Title: VICE PRESIDENT-TREASURER
       -----------------------                       --------------------------

COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01              EQUIS FINANCIAL GROUP         12/31/98  9:52:33  PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:         MONTGOMERY WARD & CO., INC.

LESSOR:          EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                             1BRN1

LEASE TERM (months):                                    24

PRIMARY START DATE:                              1/01/1999

LEASE EXPIRATION DATE:                          12/31/2000

PAYMENT FREQUENCY:                                 MONTHLY

ADVANCE /ARREARS:                                  ADVANCE

LEASE RATE:                                      .01130335

PER DIEM LEASE RATE:                            .000376778

PERIODIC RENT:                                  $34,175.00

NUMBER OF PAYMENTS:                                     24

TOTAL INTERIM RENT:                                   $.00

PAYMENT COMMENCEMENT DATE:                       1/01/1999

TOTAL EQUIPMENT COST:                        $3,023,440.00

DOCUMENTATION FEE:                                      $0
                                             -------------


DVG     LESSEE INITIALS
-----


GDO     LESSOR INITIALS
-----

                        Schedule B Equipment Description

                      Renewal Equipment Schedule No. 1BRN1

                                                                                     INVOICE       INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 1    PES EQUIPMENT   MWD01001   EVERGREEN PARK             IL    1001    PE12615   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 2    PES EQUIPMENT   MWD01002   MOUNT PROSPECT             IL    1002    PE13297   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 3    PES EQUIPMENT   MWD01012   ENGLEWOOD                  CO    1012    PE12362   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 4    PES EQUIPMENT   MWD01013   INDIANAPOLIS               IN    1013    PE12363   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 5    PES EQUIPMENT   MWD01014   MUNSTER                    IN    1014    PE12364   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 6    PES EQUIPMENT   MWD01019   INDIANAPOLIS               IN    1019     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 7    PES EQUIPMENT   MWD01040   BECKLEY                    WV    1040    PE11956   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 8    PES EQUIPMENT   MWD01042   JOHNSON CITY               NY    1042    PE12365   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 9    PES EQUIPMENT   MWD01047   BUTLER                     PA    1047     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 10   PES EQUIPMENT   MWD01049   CARLISLE                   PA    1049    PE13716   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 11   PES EQUIPMENT   MWD01050   CHARLEROI                  PA    1050    PE12814   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 12   PES EQUIPMENT   MWD01065   DU BOIS                    PA    1065    PE12366   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 13   PES EQUIPMENT   MWD01071   FALLS CHURCH               VA    1071    PE13717   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 14   PES EQUIPMENT   MWD01072   IRVING                     TX    1072    PE11954   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 15   PES EQUIPMENT   MWD01073   GAITHERSBURG               MD    1073     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 16   PES EQUIPMENT   MWD01075   GLEN BURNIE                MD    1075    PE12809   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 17   PES EQUIPMENT   MWD01079   HAGERSTOWN                 MD    1079     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 18   PES EQUIPMENT   MWD01083   HUNTSVILLE                 AL    1083    PE12233   08/16/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 19   PES EQUIPMENT   MWD01084   INDIANA                    PA    1084     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 20   PES EQUIPMENT   MWD01090   KINGSPORT                  TN    1090    PE13296   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 21   PES EQUIPMENT   MWD01092   KINGSTON                   NY    1092    PE13267   10/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 22   PES EQUIPMENT   MWD01097   HYATTSVILLE                MD    1097    PE11966   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 23   PES EQUIPMENT   MWD01101   MELBOURNE                  FL    1101    PE12816   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 24   PES EQUIPMENT   MWD01102   WALDOF                     MD    1102    PE11967   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 25   PES EQUIPMENT   MWD01104   LOCKPORT                   NY    1104    PE13718   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 26   PES EQUIPMENT   MWD01108   MEADVILLE                  PA    1108    PE12817   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 27   PES EQUIPMENT   MWD01113   MORGANTOWN                 WV    1113    PE13299   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 28   PES EQUIPMENT   MWD01114   NASHUA                     NH    1114    PE11971   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 29   PES EQUIPMENT   MWD01117   LOWER BURREL               PA    1117    PE12367   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 30   PES EQUIPMENT   MWD01120   OCALA                      FL    1120    PE12810   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 31   PES EQUIPMENT   MWD01124   PARKERSBURG                WV    1124    PE11959   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 32   PES EQUIPMENT   MWD01125   PLATTSBURG                 NY    1125     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 33   PES EQUIPMENT   MWD01136   ROCKY MOUNT                NC    1136     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 34   PES EQUIPMENT   MWD01138   ROME                       NY    1138    PE13286   10/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 35   PES EQUIPMENT   MWD01139   RUTLAND                    VT    1139    PE11972   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 36   PES EQUIPMENT   MWD01151   SUNBURY                    PA    1151    PE13719   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 37   PES EQUIPMENT   MWD01153   TOWSON                     MD    1153    PE13720   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------

                                                                                     INVOICE       INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 38   PES EQUIPMENT   MWD01163   WHEATON                    MD    1163     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 39   PES EQUIPMENT   MWD01165   WINCHESTER                 VA    1165     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 40   PES EQUIPMENT   MWD01167   SALISBURY                  MD    1167    PE13300   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 41   PES EQUIPMENT   MWD01169   HARRISBURG                 PA    1169    PE13301   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 42   PES EQUIPMENT   MWD01178   EL PASO                    TX    1178    PE12368   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 43   PES EQUIPMENT   MWD01182   ORLANDO                    FL    1182     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 44   PES EQUIPMENT   MWD01188   BISMARK                    ND    1188    PE13721   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 45   PES EQUIPMENT   MWD01190   BLOOMINGTON                MN    1190    PE12816   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 46   PES EQUIPMENT   MWD01191   BRAINERD                   MN    1191    PE12819   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 47   PES EQUIPMENT   MWD01205   CUYAHOGA FALLS             OH    1205    PE11961   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 48   PES EQUIPMENT   MWD01206   DEARBORN                   MI    1208    PE13302   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 49   PES EQUIPMENT   MWD01235   GRAND RAPIDS               MI    1235    PE12620   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 50   PES EQUIPMENT   MWD01236   GREEN BAY                  WI    1236    PE12369   06/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 51   PES EQUIPMENT   MWD01255   SKOKIE                     IL    1255    PE13303   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 52   PES EQUIPMENT   MWD01257   CASTLETON                  IN    1257     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 53   PES EQUIPMENT   MWD01259   NORMAL                     IL    1259    PE12370   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 54   PES EQUIPMENT   MWD01261   TUCSON                     AZ    1261     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 55   PES EQUIPMENT   MWD01262   LEXINGTON                  KY    1262     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 56   PES EQUIPMENT   MWD01265   LIVONIA                    MI    1265    PE11952   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 57   PES EQUIPMENT   MWD01266   FORT SMITH                 AR    1266    PE13304   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 58   PES EQUIPMENT   MWD01267   CORPUS CHRISTI             TX    1267     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 59   PES EQUIPMENT   MWD01270   SCHAUMBERG                 IL    1270    PE12371   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 60   PES EQUIPMENT   MWD01272   MANSFIELD                  OH    1272    PE11960   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 61   PES EQUIPMENT   MWD01302   PEORIA                     IL    1302    PE13305   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 62   PES EQUIPMENT   MWD01306   PONTIAC                    MI    1306    PE12372   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 63   PES EQUIPMENT   MWD01318   ROBBINSDALE                MN    1318    PE12622   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 64   PES EQUIPMENT   MWD01319   ROCHESTER                  NY    1319    PE12823   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 65   PES EQUIPMENT   MWD01338   SOUTHGATE                  MI    1338    PE13722   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 66   PES EQUIPMENT   MWD01341   BALTIMORE                  MD    1341    PE12373   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 67   PES EQUIPMENT   MWD01355   WARREN                     MI    1355    PE13306   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 68   PES EQUIPMENT   MWD01371   ABILENE                    TX    1371     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 69   PES EQUIPMENT   MWD01376   AMARILLO                   TX    1376    PE12824   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 70   PES EQUIPMENT   MWD01377   VICTORVILLE                CA    1377    PE13307   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 71   PES EQUIPMENT   MWD01379   ARDMORE                    OK    1379    PE11980   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 72   PES EQUIPMENT   MWD01380   SALINAS                    CA    1380    PE12374   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 73   PES EQUIPMENT   MWD01381   RANCHO CUCAMONGA           CA    1381    PE12375   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 74   PES EQUIPMENT   MWD01382   AUSTIN                     TX    1382    PE12376   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------

                                                                                     INVOICE       INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 75   PES EQUIPMENT   MWD01384   BARTLESVILLE               OK    1384    PE11961   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 76   PES EQUIPMENT   MWD01385   BATON ROUGE                LA    1385    PE13723   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 77   PES EQUIPMENT   MWD01386   CHESAPEAKE                 VA    1386     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 78   PES EQUIPMENT   MWD01390   BLYTHEVILLE                AR    1390    PE12377   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 79   PES EQUIPMENT   MWD01391   SCRANTON                   PA    1391    PE12378   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 80   PES EQUIPMENT   MWD01392   BOULDER                    CO    1392    PE13306   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 81   PES EQUIPMENT   MWD01393   SAVANNAH                   GA    1393    PE12379   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 82   PES EQUIPMENT   MWD01396   BRYAN                      TX    1396    PE12825   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 83   PES EQUIPMENT   MWD01397   BURLINGTON                 IA    1397    PE12380   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 84   PES EQUIPMENT   MWD01398   STERLING HEIGHTS           MI    1398    PE13724   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 85   PES EQUIPMENT   MWD01400   CEDAR RAPIDS               IA    1400    PE12361   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 86   PES EQUIPMENT   MWD01403   WESTMINISTER               MD    1403    PE11945   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 87   PES EQUIPMENT   MWD01404   CHEYENNE                   WY    1404    PE11969   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 88   PES EQUIPMENT   MWD01406   TOPEKA                     KS    1406    PE13725   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 89   PES EQUIPMENT   MWD01410   COLORADO SPRINGS           CO    1410     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 90   PES EQUIPMENT   MWD01416   DALLAS                     TX    1416    PE11950   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 91   PES EQUIPMENT   MWD01420   NAPERVILE                  IL    1420    PE12611   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 92   PES EQUIPMENT   MWD01425   DENVER                     CO    1425    PE12382   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 93   PES EQUIPMENT   MWD01426   ORANGE PARK                FL    1426    PE12383   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 94   PES EQUIPMENT   MWD01428   JACKSONVILLE               FL    1428     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 95   PES EQUIPMENT   MWD01429   DES MOINES                 IA    1429     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 96   PES EQUIPMENT   MWD01430   MESA                       AZ    1430    PE12364   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 97   PES EQUIPMENT   MWD01436   BRADENTON                  FL    1436     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 98   PES EQUIPMENT   MWD01437   LAKELAND                   FL    1437     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 99   PES EQUIPMENT   MWD01438   FORT MEYERS                FL    1438    PE12626   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 100  PES EQUIPMENT   MWD01439   POUGHKEEPSIE               NY    1439    PE12385   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 101  PES EQUIPMENT   MWD01441   ST. PETERSBURG             FL    1441     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 102  PES EQUIPMENT   MWD01442   FORT COLLINS               CO    1442    PE12827   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 103  PES EQUIPMENT   MWD01444   FT. WORTH                  TX    1444     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 104  PES EQUIPMENT   MWD01447   FLINT                      MI    1447    PE12386   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 105  PES EQUIPMENT   MWD01457   GREELEY                    CO    1457    PE13309   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 106  PES EQUIPMENT   MWD01464   HOUSTON                    TX    1464     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 107  PES EQUIPMENT   MWD01466   HOUSTON                    TX    1466     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 108  PES EQUIPMENT   MWD01470   LYNCHBURG                  VA    1470    PE13310   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 109  PES EQUIPMENT   MWD01471   ROANOKE                    VA    1471    PE11957   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 110  PES EQUIPMENT   MWD01473   BAKERSFIELD                CA    1473    PE12387   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 111  PES EQUIPMENT   MWD01475   CANOGA PARK                CA    1475    PE12388   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------

                                                                                     INVOICE       INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 112  PES EQUIPMENT   MWD01478   COEUR D'ALENE              ID    1478    PE12389   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 113  PES EQUIPMENT   MWD01481   EUGENE                     OR    1481    PE12390   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 114  PES EQUIPMENT   MWD01483   EUREKA                     CA    1483     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 115  PES EQUIPMENT   MWD01486   GREAT FALLS                MT    1486    PE13726   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 116  PES EQUIPMENT   MWD01492   LA MESA                    CA    1492    PE13727   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 117  PES EQUIPMENT   MWD01494   LONGVIEW                   WA    1494    PE13311   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 118  PES EQUIPMENT   MWD01501   MEDFORD                    OR    1501    PE11976   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 119  PES EQUIPMENT   MWD01508   OROVILLE                   CA    1508    PE12391   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 120  PES EQUIPMENT   MWD01509   PANORAMA CITY              CA    1509    PE12392   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 121  PES EQUIPMENT   MWD01510   WESTMINISTER               CO    1510    PE12626   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 122  PES EQUIPMENT   MWD01511   PHOENIX                    AZ    1511    PE12629   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 123  PES EQUIPMENT   MWD01513   PHOENIX                    AZ    1513     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 124  PES EQUIPMENT   MWD01517   PORTERVILLE                CA    1517    PE11948   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 125  PES EQUIPMENT   MWD01520   GLENDALE                   AZ    1520    PE12830   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 126  PES EQUIPMENT   MWD01522   REDDING                    CA    1522    PE11965   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 127  PES EQUIPMENT   MWD01523   PHOENIX                    AZ    1523    PE13312   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 128  PES EQUIPMENT   MWD01524   RENO                       NV    1524    PE11949   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 129  PES EQUIPMENT   MWD01525   RICHMOND                   CA    1525    PE12393   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 130  PES EQUIPMENT   MWD01529   SALEM                      OR    1529    PE12394   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 131  PES EQUIPMENT   MWD01530   PHOENIX                    AZ    1530    PE12806   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 132  PES EQUIPMENT   MWD01532   SAN DIEGO                  CA    1532     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 133  PES EQUIPMENT   MWD01533   SAN JOSE                   CA    1533    PE12395   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 134  PES EQUIPMENT   MWD01535   SANTA ANA                  CA    1535    PE12396   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 135  PES EQUIPMENT   MWD01540   STOCKTON                   CA    1540    PE12397   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 136  PES EQUIPMENT   MWD01541   TUCSON                     AZ    1541    PE13313   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 137  PES EQUIPMENT   MWD01542   VISALIA                    CA    1542     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 138  PES EQUIPMENT   MWD01548   HARPER WOODS               MI    1548    PE12831   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 139  PES EQUIPMENT   MWD01554   FULLERTON                  CA    1554    PE12398   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 140  PES EQUIPMENT   MWD01555   LAS VEGAS                  NV    1555     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 141  PES EQUIPMENT   MWD01557   NAPA                       CA    1557     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 142  PES EQUIPMENT   MWD01566   MINNEAPLOIS                MN    1566    PE12399   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 143  PES EQUIPMENT   MWD01567   CHICAGO RIDGE              IL    1567    PE11965   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 144  PES EQUIPMENT   MWD01579   VENTURA                    CA    1579     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 145  PES EQUIPMENT   MWD01586   JUNCTION CITY              KS    1586    PE13314   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 146  PES EQUIPMENT   MWD01591   KANSAS CITY                MO    1591    PE13728   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 147  PES EQUIPMENT   MWD01592   KANSAS CITY                MO    1592    PE12400   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 148  PES EQUIPMENT   MWD01600   LAFAYETTE                  LA    1600    PE13315   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------

                                                                                     INVOICE       INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 149  PES EQUIPMENT   MWD01602   WATERTOWN                  NY    1602    PE12832   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 150  PES EQUIPMENT   MWD01605   LAWTON                     OK    1605    PE12401   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 151  PES EQUIPMENT   MWD01618   MESQUITE                   TX    1618    PE11955   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 152  PES EQUIPMENT   MWD01621   MONROE                     LA    1621    PE13729   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 153  PES EQUIPMENT   MWD01635   OMAHA                      NE    1635    PE12402   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 154  PES EQUIPMENT   MWD01640   PORT CHARLOTTE             FL    1640    PE12833   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 155  PES EQUIPMENT   MWD01647   PUEBLO                     CO    1647     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 156  PES EQUIPMENT   MWD01651   SAINT JOSEPH               MO    1651    PE13289   10/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 157  PES EQUIPMENT   MWD01654   SAN ANTONIO                TX    1654     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 158  PES EQUIPMENT   MWD01655   SAN ANTONIO                TX    1655    PE13316   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 159  PES EQUIPMENT   MWD01666   TEXARKANA                  TX    1666    PE11975   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 160  PES EQUIPMENT   MWD01670   TYLER                      TX    1670    PE11979   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 161  PES EQUIPMENT   MWD01672   WACO                       TX    1672    PE12403   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 162  PES EQUIPMENT   MWD01715   ALTAMONTE SPRINGS          FL    1715    PE11942   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 163  PES EQUIPMENT   MWD01716   ORLANDO                    FL    1716    PE12404   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 164  PES EQUIPMENT   MWD01720   CLARKSVILLE                TN    1720     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 165  PES EQUIPMENT   MWD01736   YAKIMA                     WA    1736    PE11975   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 166  PES EQUIPMENT   MWD01748   DENVER                     CO    1748    PE13291   10/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 167  PES EQUIPMENT   MWD01755   PLANO                      TX    1755    PE13317   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 168  PES EQUIPMENT   MWD01765   FREMONT                    CA    1765     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 169  PES EQUIPMENT   MWD01794   GREENSBURG                 PA    1794    PE12405   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 170  PES EQUIPMENT   MWD01797   GRANTS PASS                OR    1797    PE11977   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 171  PES EQUIPMENT   MWD01810   LANSING                    IL    1810    PE12406   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 172  PES EQUIPMENT   MWD01822   JEFFERSON CITY             MO    1822    PE12834   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 173  PES EQUIPMENT   MWD01886   TEMPLE HILLS               MD    1886    PE11968   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 174  PES EQUIPMENT   MWD01887   COVINA                     CA    1887     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 175  PES EQUIPMENT   MWD01888   MARYSVILLE                 CA    1888     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 176  PES EQUIPMENT   MWD01947   DALLAS                     TX    1947    PE12407   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 177  PES EQUIPMENT   MWD01953   YORK                       PA    1953    PE13318   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 178  PES EQUIPMENT   MWD01959   HUNTINGTON BEACH           CA    1959     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 179  PES EQUIPMENT   MWD01961   LITTLE ROCK                AZ    1961    PE12406   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 180  PES EQUIPMENT   MWD01962   SPRINGFIELD                MO    1962    PE12409   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 181  PES EQUIPMENT   MWD01965   ROSEMEAD                   TX    1965     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 182  PES EQUIPMENT   MWD02006   PASADENA                   MI    2006     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 183  PES EQUIPMENT   MWD02018   SOUTHFIELD                 MI    2018    PE12835   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 184  PES EQUIPMENT   MWD02024   ESCONDIDO                  CA    2024     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 185  PES EQUIPMENT   MWD02027   LOMBARD                    IL    2027     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------

                                                                                     INVOICE       INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 186  PES EQUIPMENT   MWD02045   NORWALK                    CA    2045     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 187  PES EQUIPMENT   MWD02070   CANTON                     OH    2070    PE11962   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 188  PES EQUIPMENT   MWD02071   DALY CITY                  CA    2071     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 189  PES EQUIPMENT   MWD02072   LANSING                    MI    2072    PE12812   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 190  PES EQUIPMENT   MWD02083   LAUREL                     MD    2083    PE11946   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 191  PES EQUIPMENT   MWD02101   SACRAMENTO                 CA    2101    PE12236   08/16/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 192  PES EQUIPMENT   MWD02109   CRYSTAL LAKE               IL    2109    PE12636   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 193  PES EQUIPMENT   MWD02115   SCHENCTADY                 NY    2115     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 194  PES EQUIPMENT   MWD02129   PHARR                      TX    2129    PE12410   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 195  PES EQUIPMENT   MWD02136   JOPLIN                     MO    2136    PE12411   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 196  PES EQUIPMENT   MWD02137   KANSAS CITY                MO    2137    PE12412   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 197  PES EQUIPMENT   MWD02139   SANTA FE                   NM    2139    PE13319   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 198  PES EQUIPMENT   MWD02142   MANASSAS                   VA    2142    PE11963   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 199  PES EQUIPMENT   MWD02145   GRAND RAPIDS               MI    2145    PE12637   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 200  PES EQUIPMENT   MWD02147   NORFOLK                    VA    2147    PE12413   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 201  PES EQUIPMENT   MWD02148   PENSACOLA                  FL    2148    PE12607   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 202  PES EQUIPMENT   MWD02153   UNIONTOWN                  PA    2153    PE12414   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 203  PES EQUIPMENT   MWD02155   PORTLAND                   OR    2155    PE12415   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 204  PES EQUIPMENT   MWD02158   LOS ANGELES                CA    2158     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 205  PES EQUIPMENT   MWD02161   PERU                       IL    2161     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 206  PES EQUIPMENT   MWD02162   KALAMAZOO                  MI    2162    PE12613   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 207  PES EQUIPMENT   MWD02164   LAS CRUCES                 NM    2164    PE12416   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 208  PES EQUIPMENT   MWD02168   ALEXANDRIA                 LA    2168    PE12417   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 209  PES EQUIPMENT   MWD02170   ARLINGTON                  TX    2170     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 210  PES EQUIPMENT   MWD02194   BEAUMONT                   TX    2194    PE12838   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 211  PES EQUIPMENT   MWD02195   TORRANCE                   CA    2195     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 212  PES EQUIPMENT   MWD02196   AURORA                     CO    2196     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 213  PES EQUIPMENT   MWD02202   SAINT CHARLES              IL    2202    PE12419   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 214  PES EQUIPMENT   MWD02203   JACKSON                    MI    2203    PE11953   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 215  PES EQUIPMENT   MWD02211   BEL AIR                    MD    2211    PE12420   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 216  PES EQUIPMENT   MWD02212   FREDERICK                  MD    2212    PE11947   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 217  PES EQUIPMENT   MWD02213   TALLAHASSEE                FL    2213    PE13320   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 218  PES EQUIPMENT   MWD02215   FRESNO                     CA    2215     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 219  PES EQUIPMENT   MWD02219   SAN LEANDRO                CA    2219    PE12421   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 220  PES EQUIPMENT   MWD02220   SAN BERNARDINO             CA    2220    PE12422   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 221  PES EQUIPMENT   MWD02221   LOS ANGELES                CA    2221     PO0079   01/25/93
-----------------------------------------------------------------------------------------------------------
 222  PES EQUIPMENT   MWD02233   SPRINGFIELD                VA    2233    PE13321   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------

                                                                                     INVOICE       INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 223  PES EQUIPMENT   MWD02235   MONTCLAIR                  CA    2235     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 224  PES EQUIPMENT   MWD02237   PORTLAND                   OR    2237    PE13730   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 225  PES EQUIPMENT   MWD02238   CITRUS HEIGHTS             CA    2238     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 226  PES EQUIPMENT   MWD02239   LAKE CHARLES               LA    2239     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 227  PES EQUIPMENT   MWD02245   LAKE CHARLES               LA    2245    PE13322   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 228  PES EQUIPMENT   MWD02246   DENTON                     TX    2246    PE13323   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 229  PES EQUIPMENT   MWD02248   ROSEDALE                   MD    2248    PE12423   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 230  PES EQUIPMENT   MWD02251   LAS VEGAS                  NV    2251     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 231  PES EQUIPMENT   MWD02253   TOLEDO                     OH    2253     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 232  PES EQUIPMENT   MWD02254   HOUSTON                    TX    2254     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 233  PES EQUIPMENT   MWD02257   BLAINE                     MN    2257     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 234  PES EQUIPMENT   MWD02259   ODESSA                     TX    2259    PE13324   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 235  PES EQUIPMENT   MWD02269   NEWINGTON                  NH    2269    PE11943   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 236  PES EQUIPMENT   MWD02278   SOUTH BEND                 IN    2278    PE12424   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 237  PES EQUIPMENT   MWD02286   MATTESON                   IL    2286    PE12839   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 238  PES EQUIPMENT   MWD02289   EL PASO                    TX    2289    PE12425   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 239  PES EQUIPMENT   MWD02290   BROWNSVILLE                TX    2290    PE12426   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 240  PES EQUIPMENT   MWD02292   OKLAHOMA CITY              OK    2292    PE12427   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 241  PES EQUIPMENT   MWD02296   DULUTH                     MN    2296    PE12428   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 242  PES EQUIPMENT   MWD02306   LAKEWOOD                   CA    2306     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 243  PES EQUIPMENT   MWD02313   UTICA                      NY    2313    PE13285   10/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 244  PES EQUIPMENT   MWD02327   JOLIET                     IL    2327     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 245  PES EQUIPMENT   MWD02336   SAN ANTONIO                TX    2336     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 246  PES EQUIPMENT   MWD02337   SHREVEPORT                 LA    2337    PE12840   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 247  PES EQUIPMENT   MWD02368   GREENSBORO                 NC    2368    PE13325   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 248  PES EQUIPMENT   MWD02369   OVERLAND PARK              KS    2369    PE13268   10/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 249  PES EQUIPMENT   MWD02374   CHARLESTON                 SC    2374    PE12429   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 250  PES EQUIPMENT   MWD02376   HAWTHORNE                  CA    2376     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 251  PES EQUIPMENT   MWD02383   PINELLAS PARK              FL    2383     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 252  PES EQUIPMENT   MWD02387   NORTH RIVERSIDE            IL    2387     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 253  PES EQUIPMENT   MWD02388   SPRINGFIELD                IL    2388    PE12430   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 254  PES EQUIPMENT   MWD02393   COLUMBUS                   GA    2393    PE12234   08/16/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 255  PES EQUIPMENT   MWD02401   SACRAMENTO                 CA    2401    PE12235   08/16/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 256  PES EQUIPMENT   MWD02402   TAMPA                      FL    2402    PE12841   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 257  PES EQUIPMENT   MWD02405   SARATOGA SPRINGS           NY    2405     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 258  PES EQUIPMENT   MWD02406   VIRGINIA BEACH             VA    2406     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 259  PES EQUIPMENT   MWD02411   BILLINGS                   MT    2411    PE13326   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------

                                                                                    INVOICE        INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 260  PES EQUIPMENT   MWD02412   KANSAS CITY                MO    2412    PE12431   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 261  PES EQUIPMENT   MWD02425   BEAVERTON                  OR    2425     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 262  PES EQUIPMENT   MWD02426   RIVERSIDE                  CA    2426    PE12432   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 263  PES EQUIPMENT   MWD02429   ITAHCA                     NY    2429    PE13290   10/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 264  PES EQUIPMENT   MWD02438   NEWPORT NEWS               VA    2438    PE11983   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 265  PES EQUIPMENT   MWD02443   RICHARDSON                 TX    2443    PE11951   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 266  PES EQUIPMENT   MWD02445   SAN JOSE                   CA    2445    PE12433   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 267  PES EQUIPMENT   MWD02446   FT. WORTH                  TX    2446     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 268  PES EQUIPMENT   MWD02484   BEDFORD                    NH    2484    PE11944   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 269  PES EQUIPMENT   MWD02486   AUGUSTA                    GA    2486    PE12434   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 270  PES EQUIPMENT   MWD02489   HOUSTON                    TX    2489     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 271  PES EQUIPMENT   MWD02493   HOUSTON                    TX    2493     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 272  PES EQUIPMENT   MWD02495   LAREDO                     TX    2495     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 273  PES EQUIPMENT   MWD02509   HURST                      TX    2509    PE13327   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 274  PES EQUIPMENT   MWD02510   MISSION VIEJO              CA    2510     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 275  PES EQUIPMENT   MWD02526   SUNNYVALE                  CA    2526    PE12435   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 276  PES EQUIPMENT   MWD02530   MERRILLVILLE               IN    2530    PE12436   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 277  PES EQUIPMENT   MWD02531   SAINT LOUIS PARK           MN    2531    PE12842   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 278  PES EQUIPMENT   MWD02559   WICHITA                    KS    2559    PE13326   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 279  PES EQUIPMENT   MWD02560   MIDWEST CITY               OK    2560    PE13329   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 280  PES EQUIPMENT   MWD02561   DES MOINES                 IA    2561     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 281  PES EQUIPMENT   MWD02569   TAMPA BAY                  FL    2569     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 282  PES EQUIPMENT   MWD02572   MESA                       AZ    2572    PE12643   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 283  PES EQUIPMENT   MWD02573   PICO RIVERA                CA    2573     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 284  PES EQUIPMENT   MWD02576   AUSTIN                     TX    2576    PE12437   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 285  PES EQUIPMENT   MWD02580   PORT RICHEY                FL    2580    PE13330   11/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 286  PES EQUIPMENT   MWD02601   CHICAGO                    IL    2601    PE11974   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 287  PES EQUIPMENT   MWD02604   ROSEVILLE                  MN    2604     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 288  PES EQUIPMENT   MWD02611   BAYTOWN                    TX    2611     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 289  PES EQUIPMENT   MWD02612   SPOKANE                    WA    2612    PE12438   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 290  PES EQUIPMENT   MWD02629   ALBANY                     NY    2629     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 291  PES EQUIPMENT   MWD02631   ORLAND PARK                IL    2631    PE12644   09/22/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 292  PES EQUIPMENT   MWD02632   PORTLAND                   OR    2632    PE11973   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 293  PES EQUIPMENT   MWD02635   HOUSTON                    TX    2635     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 294  PES EQUIPMENT   MWD02707   FREDERICKSBURG             VA    2707    PE11964   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 295  PES EQUIPMENT   MWD02710   HAMPTON                    VA    2710    PE11962   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 296  PES EQUIPMENT   MWD02711   BLOOMINGDALE               IL    2711    PE12237   08/16/93       9,850.00
-----------------------------------------------------------------------------------------------------------

                                                                                    INVOICE        INVOICE
      DESCRIPTION     SITE       CITY                     STATE   OC. #    INV. #       DATE        AMOUNT
      -----------     ----       ----                     -----   -----    ------       ----        ------
-----------------------------------------------------------------------------------------------------------
 297  PES EQUIPMENT   MWD02713   TOLEDO                     OH    2713     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 298  PES EQUIPMENT   MWD02722   LONG BEACH                 CA    2722     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 299  PES EQUIPMENT   MWD02744   LITTLETON                  CO    2744    PE11970   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 300  PES EQUIPMENT   MWD02750   SAN MATEO                  CA    2750     P00079   01/25/93
-----------------------------------------------------------------------------------------------------------
 301  PES EQUIPMENT   MWD02753   NATIONAL CITY              CA    2753    PE12439   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 302  PES EQUIPMENT   MWD02755   CHARLESTON                 WV    2755    PE11958   07/19/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 303  PES EQUIPMENT   MWD02757   SAN ANTONIO                TX    2757    PE13331   10/20/93       9,850.00
-----------------------------------------------------------------------------------------------------------
 304  PES EQUIPMENT   MWD02816   TEMPLE                     TX    2816    PE12440   08/23/93       9,850.00
-----------------------------------------------------------------------------------------------------------

TOTAL LOCATIONS                                            220                                 2,167,000.00

MILESTONE LOCATIONS  Exhibit A                              84             P00079   01/25/93     827,000.00

Installation Exhibit B                                                                            29,040.00

                                                        Total:                                $3,023,440.00

                                  EXHIBIT B To

               Schedule B to Renewal Equipment Schedule No. 1BRN1

----------------------------------------------------------------------------------------------------
                                                                                INVOICE    INVOICE
        DESCRIPTION          SITE       CITY         STATE   LOC. #  INV. #       DATE      AMOUNT
        -----------          ----       ----         -----   ------  ------       ----      ------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 1 REC/DEC + INSTALLATION    MWDOOOHQ   CHICAGO      IL      00HQ    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
 2 REC/DEC + INSTALLATION    MWD02629   ALBANY       NY      2629    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
 3 REC/DEC + INSTALLATION    MWD02027   CHICAGO      IL      2027    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
 4 REC/DEC + INSTALLATION    MWDO1265   LIVONIA      MI      1265    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
 5 REC/DEC + INSTALLATION    MWD02565   TAMPA        FL      2565    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
 6 REC/DEC + INSTALLATION    MWDO1163   WHEATON      MD      1163    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
 7 REC/DEC + INSTALLATION    MWDO2196   AURORA       CO      2196    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
 8 REC/DEC + INSTALLATION    MWD02235   MONTCLAIR    CA      2235    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
 9 REC/DEC + INSTALLATION    MWDO1785   FREMONT      CA      1785    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
10 REC/DEC + INSTALLATION    MWD02336   SAN ANTONIO  TX      2336    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
11 REC/DEC + INSTALLATION    MWD02257   BLAINE       MN      2257    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------
12 REC/DEC + INSTALLATION    MWDO2170   ARLINGTON    TX      2170    PE12741    09/20/93   $2,420.00
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                                TOTAL:    $29,040.00
----------------------------------------------------------------------------------------------------

                                  Exhibit A to

               Schedule B to Renewal Equipment Schedule No. 1BRN1

                      Subsidiary of Hughes Aircraft Company
                                                                           LM 20

          Phone (301) 428-5500 TWX 710-828-0541 FAX (301) 428-1868/2830

--------------------------------------------------------------------------------
NO.                           DATE
[ILLEGIBLE]                   02/25/93                  Billing Invoice
--------------------------------------------------------------------------------
BILL TO:                                           SHIPPED TO:
        MONTGOMERY WARD & CO., INC.                       N/A
        MONTGOMERY WARD PLAZA                                    CR 392683
        CHICAGO, ILLINOIS 60671                                  2/25/93
        CHICAGO               IL 60671

        ATTN: ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
CUSTOMER ORDER NO.                  ACCOUNT NO.       TERMS         SHIPMENT NO.

    CONTRACT DATED JANUARY 26, 1993                   NET 30 PER CONTRACT
--------------------------------------------------------------------------------
                                             CLASS             UNIT     EXTENDED
ITEM  DESCRIPTION                            CODE   QTY       PRICE        PRICE
--------------------------------------------------------------------------------
  1 MILESTONE PAYMENT NO. 1 IN ACCORDANCE Y 1 237,913.00 237,913.00 WITH EXHIBIT C, SECTION 7.1 (20% OF
      $1,189,565)
      Tax not applied

  2   MILESTONE PAYMENT IN ACCORDANCE WITH     Y     1   827,400.00   827,400.00
      EXHIBIT C, SECTION 7.2
      Tax not applied     84 Earthstations

          TOTAL AMOUNT DUE USD                                      1,065,313.00


      Deposit on Satelites       /s/ [ILLEGIBLE]   /s/ [ILLEGIBLE]

                    TO [ILLEGIBLE]
                    LOCATION [ILLEGIBLE]
                    TRANSMIT NO.                                [ILLEGIBLE]
   /s/ [ILLEGIBLE]  PREPARED BY /s/ [ILLEGIBLE]
      2/9/93        DATE PREPARED 8/15/93                      Account
                    AUTHORIZED SIGNATURE                       OK'D Per
                                                               [ILLEGIBLE]
                    /s/ [ILLEGIBLE]                            /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
Please submit payment to the address below

HUGHES NETWORK SYSTEMS, INC.
[ILLEGIBLE]
Baltimore, MD 21264

NOTE: If payment made by wire transfer, submit to:

Account of Hughes Network Systems, Inc.
First National Bank of Maryland
Baltimore, MD 21263
Acct. No. 401-5029-0
[ILLEGIBLE]

/s/ [ILLEGIBLE]

Philip K. O'Brien
Director of Contracts
--------------------------------------------------------------------------------

       EQUIPMENT SCHEDULE 1C dated as of December 22, 1993 (the "Equipment
                         Schedule") is hereby renewed as
          RENEWAL EQUIPMENT SCHEDULE NO. 1CRN1 (the "Renewal Equipment
                     Schedule") DATED AS OF JANUARY 1, 1999
            TO EQUIPMENT LEASE AGREEMENT NO. (the "Equipment Lease")
                          DATED AS OF DECEMBER 22, 1993

LESSOR                                              LESSEE

Investors Asset Holding Corporation,                Montgomery Ward & Co., Inc.
not in its individual capacity but solely as        One Montgomery Ward Plaza
Trustee of the AFG/M-Ward 1994-1 Trust              Chicago, IL 60671
c/o Equis Financial Group Limited Partnership
88 Broad Street
Boston, MA 02110

1. LEASE TERM. PAYMENT DATES.

This Renewal Equipment Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Equipment Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Equipment Lease.

2. BASIC RENT. TAX INDEMNIFICATION. CASUALTY VALUE.

Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

The Casualty Value for the Equipment during the Renewal Lease Term or any extension thereof shall be thirty five percent of the original equipment cost for each item of Equipment.

3. FIXED PRICE PURCHASE.

Upon the expiration of the Renewal Lease Term, and provided that no Event of Default has occurred and is continuing, upon 60 days prior written notice to Lessor, Lessee has the option to purchase all, but not less than all, of the Equipment subject to this Lease, in immediately available funds of $625.00, plus all applicable taxes. If Lessee fails to

                      RENEWAL EQUIPMENT SCHEDULE NO. 1CRN1
                                    PAGE TWO

provide 60 days prior written notice, the Renewal Lease Term may, at Lessor's option be extended until 60 days from the date Lessor receives written notice of Lessee's decision to purchase the Equipment. Upon receipt of the Purchase Price from Lessee, Lessor shall deliver to Lessee a Bill of Sale transferring good and marketable title to the Equipment, free and clear of all liens and encumbrances placed thereon by Lessor or anyone claiming by through or under Lessor and not resulting from any default, act or omission of Lessee. Except as set forth in the preceding sentence, the sale of the Equipment shall be made "as-is" and "where-is" without recourse or warranty of any kind.

4. SPECIAL CONDITIONS.

In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in the Equipment Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Equipment Lease and in compliance with the following conditions:

      a. Notwithstanding anything to the contrary in the Equipment Schedule, all of the terms of the Equipment Schedule shall apply to this Renewal Equipment Schedule.

5. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

This Renewal Equipment Schedule, the Equipment Lease and the Equipment Schedule constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Equipment Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Equipment Lease. To the extent any of the terms and conditions set forth in this Renewal Equipment Schedule conflict with or are inconsistent with the Equipment Lease or the Equipment Schedule, this Renewal Equipment Schedule shall govern and control. No amendment, modification or waiver of

                      RENEWAL EQUIPMENT SCHEDULE NO. 1CRN1
                                   PAGE THREE

this Renewal Equipment Schedule, the Equipment Lease or the Equipment Schedule will be effective unless evidenced in writing signed by the party to be charged. This Renewal Equipment Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Equipment Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

Lessor                                        Lessee
Investors Asset Holding Corporation,          Montgomery Ward & Co., Inc.
not in its individual capacity but solely as Trustee of the AFG/M-Ward 1994-1 Trust


By: /s/ Gail D. Ofgant                        By: /s/ Douglas V. Gathany
    --------------------------                    -----------------------------
                                                     DOUGLAS V. GATHANY
Title: Sr. Vice President                     Title: VICE PRESIDENT-TREASURER
       -----------------------                       --------------------------

COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01              EQUIS FINANCIAL GROUP         12/31/98  9:58:54  PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:         MONTGOMERY WARD & CO., INC.

LESSOR:          EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                             1CRN1

LEASE TERM (months):                                      24

PRIMARY START DATE:                                1/01/1999

LEASE EXPIRATION DATE:                            12/31/2000

PAYMENT FREQUENCY:                                   MONTHLY

ADVANCE/ARREARS:                                     ADVANCE

LEASE RATE:                                        .01177665

PER DIEM LEASE RATE:                               .00039255

PERIODIC RENT:                                       $580.00

NUMBER OF PAYMENTS:                                       24

TOTAL INTERIM RENT:                                     $.00

PAYMENT COMMENCEMENT DATE:                         1/01/1999

TOTAL EQUIPMENT COST:                             $49,250.00

DOCUMENTATION FEE:                                        $0
                                                  ----------


DVG     LESSEE INITIALS
-----


GDO     LESSOR INITIALS
-----

                        Schedule B Equipment Description

                      Renewal Equipment Schedule No. 1CRN1

DESCRIPTION        SITE        LOCATION                     CITY       STATE     ZIP    LOC. #    INV. #       DATE       UNIT COST
-----------        ----        --------                     ----       -----     ---    ------    ------       ----       ---------
1 PES EQUIPMENT    MWD00001    619 West Chicago Avenue      Chicago     IL      60610    0001     PE12359    08/23/93     $9,850.00
2 PES EQUIPMENT    MWD000HQ    844 North Larabee Street     Chicago     IL      60671    00HQ     PE12360    08/23/93     $9,850.00
3 PES EQUIPMENT    MWD00HQ2    844 North Larabee Street     Chicago     IL      60671    0HQ2     PE12361    08/23/93     $9,850.00
4 PES EQUIPMENT    MWD01260    47th & Damen                 Chicago     IL      60609    1260     PE12821    08/23/93     $9,850.00
5 PES EQUIPMENT    MWD02843    2939 W. Addison              Chicago     IL      60618    2843     PE11984    08/23/93     $9,850.00

                                                                                                                  TOTAL: $49,250.00

     EQUIPMENT SCHEDULE 1D dated as of December 22, 1993 and Amendment No. 1 dated as of March 7, 1994 (the "Equipment Schedule") is hereby renewed as
          RENEWAL EQUIPMENT SCHEDULE NO. 1DRN1 (the "Renewal Equipment
                     Schedule") DATED AS OF JANUARY 1, 1999
            TO EQUIPMENT LEASE AGREEMENT NO. (the "Equipment Lease")
                          DATED AS OF DECEMBER 22, 1993

LESSOR                                              LESSEE

Investors Asset Holding Corporation,                Montgomery Ward & Co., Inc.
not in its individual capacity but solely as        One Montgomery Ward Plaza
Trustee of the AFG/M-Ward 1994-1 Trust              Chicago, IL 60671
c/o Equis Financial Group Limited Partnership
88 Broad Street
Boston, MA 02110

1. LEASE TERM. PAYMENT DATES.

This Renewal Equipment Schedule, between Lessor and Lessee incorporates by reference the terms and conditions of the Equipment Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Equipment Lease.

2. BASIC RENT. TAX INDEMNIFICATION. CASUALTY VALUE.

Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

The Casualty Value for the Equipment during the Renewal Lease Term or any extension thereof shall be thirty five percent of the original equipment cost for each item of Equipment.

3. FIXED PRICE PURCHASE.

Upon the expiration of the Renewal Lease Term, and provided that no Event of Default has occurred and is continuing, upon 60 days prior written notice to Lessor, Lessee has the option to purchase all, but not less than all, of the Equipment subject to this Lease, in immediately available funds of $1,225.00, plus all applicable taxes. If Lessee fails to

                      RENEWAL EQUIPMENT SCHEDULE NO. 1DRN1
                                    PAGE TWO

provide 60 days prior written notice, the Renewal Lease Term may, at Lessor's option be extended until 60 days from the date Lessor receives written notice of Lessee's decision to purchase the Equipment. Upon receipt of the Purchase Price from Lessee, Lessor shall deliver to Lessee a Bill of Sale transferring good and marketable title to the Equipment, free and clear of all liens and encumbrances placed thereon by Lessor or anyone claiming by through or under Lessor and not resulting from any default, act or omission of Lessee. Except as set forth in the preceding sentence, the sale of the Equipment shall be made "as-is" and "where-is" without recourse or warranty of any kind.

4. SPECIAL CONDITIONS.

In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in the Equipment Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Equipment Lease and in compliance with the following conditions:

      a. Notwithstanding anything to the contrary in the Equipment Schedule, all of the terms of the Equipment Schedule shall apply to this Renewal Equipment Schedule.

5. ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

This Renewal Equipment Schedule, the Equipment Lease and the Equipment Schedule constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Equipment Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Equipment Lease. To the extent any of the terms and conditions set forth in this Renewal Equipment Schedule conflict with or are inconsistent with the Equipment Lease or the Equipment Schedule, this Renewal Equipment Schedule shall govern and control. No amendment, modification or waiver of

                      RENEWAL EQUIPMENT SCHEDULE NO. 1DRN1
                                   PAGE THREE

this Renewal Equipment Schedule, the Equipment Lease or the Equipment Schedule will be effective unless evidenced in writing signed by the party to be charged. This Renewal Equipment Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Equipment Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

Lessor                                         Lessee
Investors Asset Holding Corporation,           Montgomery Ward & Co., Inc.
not in its individual capacity but solely as Trustee of the AFG/M-Ward 1994-1 Trust


By: /s/ Gail D. Ofgant                         By: /s/ Douglas V. Gathany
    --------------------------                     -----------------------------
                                                      DOUGLAS V. GATHANY
Title: Sr. Vice President                      Title: VICE PRESIDENT-TREASURER
       -----------------------                        --------------------------

COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01              EQUIS FINANCIAL GROUP         12/31/98  10:00:29  PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:         MONTGOMERY WARD & CO., INC.

LESSOR:          EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                         1DRN1

LEASE TERM (months):                                    24

PRIMARY START DATE:                              1/01/1999

LEASE EXPIRATION DATE:                          12/31/2000

PAYMENT FREQUENCY:                                 MONTHLY

ADVANCE/ARREARS:                                   ADVANCE

LEASE RATE:                                     .011366692

PER DIEM LEASE RATE:                            .000378890

PERIODIC RENT:                                   $1,115.00

NUMBER OF PAYMENTS:                                     24

TOTAL INTERIM RENT:                                   $.00

PAYMENT COMMENCEMENT DATE:                       1/01/1999

TOTAL EQUIPMENT COST:                           $98,093.62

DOCUMENTATION FEE:                                      $0
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DVG     LESSEE INITIALS
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GDO     LESSOR INITIALS
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                        Schedule B Equipment Description

                      Renewal Equipment Schedule No. 1DRN1

                                                                       Unit
Manufacturing   Serial No.         Type             Quantity           Cost
-------------   ----------         ----             --------           ----

 Compression                Video Conferencing          1           $86,325.00
    Labs
    AT&T                        ISPN System             1            $2,533.68
 Sensormatic                Video Conferencing          1            $9,234.94

                                                     Total:         $98,093.62